Summary prospectus

Alternative / specialty mutual fund

Delaware Climate Solutions Fund

Nasdaq ticker symbols
Class A	IEYAX
Class C	IEYCX
Class I	IVEIX
Class R6 (formerly, Class N)	IENRX
Class R	IYEFX
Class Y	IEYYX

July 31, 2023

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/vip-literature. You can also get this information at no cost by calling 800 523-1918. The Fund’s statutory prospectus and statement of additional information, both dated July 31, 2023 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Climate Solutions Fund, a series of Ivy Funds

What is the Fund’s investment objective?

Delaware Climate Solutions Fund seeks to provide capital growth while also seeking to invest in companies committed to reducing greenhouse gas (GHG) emissions within their operations and/or through the products or services they offer.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%		none		none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	[1]	1.00%	[1]	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		I		R6		R		Y
Management fees	0.85%		0.85%		0.85%		0.85%		0.85%		0.85%
Distribution and service (12b-1) fees	0.25%		1.00%		none		none		0.50%		0.25%
Other expenses	0.38%		0.32%		0.15%		0.12%		0.22%		0.19%
Total annual fund operating expenses	1.48%		2.17%		1.00%		0.97%		1.57%		1.29%
Fee waivers and expense reimbursements	(0.24%)	[2]	(0.18%)	[2]	(0.01%)	[2]	(0.14%)	[2]	(0.08%)	[2]	(0.05%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.24%		1.99%		0.99%		0.83%		1.49%		1.24%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on certain Class A shares that are purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.99% of the Fund’s average daily net assets for all classes other than Class R6, and 0.83% of the Fund’s Class R6 shares’ average daily net assets, from July 31, 2023 through July 30, 2024. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	I	R6	R	Y
1 year	$694	$202	$302	$101	$85	$152	$126
3 years	$994	$662	$662	$317	$295	$488	$404
5 years	$1,315	$1,148	$1,148	$551	$523	$848	$703
10 years	$2,222	$2,489	$2,489	$1,224	$1,177	$1,861	$1,552

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Delaware Climate Solutions Fund seeks to achieve its objective by investing in securities of U.S. and non-U.S. issuers, including non-dollar securities and securities of emerging market issuers. The Fund focuses its investments on equity securities and equity-related investments and may invest in common and preferred stocks, convertible securities and warrants of companies of any market capitalization. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies that Delaware Management Company (Manager), the Fund’s investment manager, has identified as being capable of reducing, displacing and/or sequestering greenhouse gas (GHG) emissions or helping others to do

Summary prospectus
Delaware Climate Solutions Fund, a series of Ivy Funds

so. In constructing the Fund’s entire portfolio, the Manager will also emphasize the selection of securities issued by companies that the Manager believes offer superior financial risk-adjusted returns.

The Fund is nondiversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers. In addition, the Fund has a policy to concentrate (invest at least 25% of its net assets under normal circumstances) in companies within the energy industry. Companies in the energy industry include, but are not limited to, oil companies, oil and gas drilling, equipment and services companies, oil and gas exploration and production companies, oil and gas storage and transportation companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal, transporters, utilities, alternative energy companies and innovative energy technology companies. Notwithstanding the foregoing, the Fund may also invest its assets across different industries outside of the energy industry.

The Manager’s investment process for the Fund begins with idea generation, focusing on the identification of companies capable of reducing, displacing, and/or sequestering GHG emissions or helping others to do so. The Manager’s investment process is designed to identify both “reducers” and “facilitators” for inclusion in the Fund’s portfolio. Companies identified as “reducers”, i.e., those reducing, displacing, and/or sequestering their own GHG emissions, are willing and able to make reductions in their absolute GHG emissions. Within these “reducer” companies, Manager gives preference to companies that are able to demonstrate a commitment to help remain on a transition pathway towards the goals of the United Nations Climate Change Paris Agreement of 2015 (“Paris Agreement”) by 2050. Companies identified by the Manager as “facilitators”, i.e., those helping others reduce emissions, offer products and/or services that help reduce GHG emissions primarily through displacement and/or sequestration.

Progress towards the impact component of the Fund’s investment objective will be measured annually and a discussion of the progress will be included in its annual shareholder report. Those discussions will address the GHG emissions reduction efforts of the companies that the Fund considers “reducers” and also will address the progress of the companies the Fund considers “facilitators” toward implementing and commercializing products and services that are meant to contribute to the reduction of carbon emissions. Achievement of the impact component of the Fund’s investment objective is dependent upon companies’ ability to deliver on their stated emissions reduction goals through either their own actions and/or the products and services offered to others. Lack of capital, technological failure, changes in management goals, and regulatory restrictions are among the factors that may hinder the attainment of the impact objectives. The ability of the Fund to measure a company’s progress as a reducer or facilitator is, to a significant extent, contingent on the information disclosed by the company.

Data on emissions is sourced from company web sites, corporate sustainability reports, and third-party sources such as non-governmental organizations, sell-side research, and, on a limited basis. ESG data providers. For “reducers,” the Manager will source the most recent reported Scope 1 and Scope 2 emissions. To estimate a company’s emission reduction by 2030, the Manager will subtract current emissions from estimated emissions by 2030. Estimated emissions are sourced from company-disclosed targets and/or estimates from the Transition Pathway Initiative, which is a global, asset-owner led initiative that assesses companies' preparedness for the transition to a low carbon economy. Some company-level emission estimates will be calculated by applying forecasted changes in carbon intensity on a percentage basis and applying that change to a base level of emissions. For “facilitators,” measurement is based on annual estimated GHG emissions saved in comparison to existing higher GHG-emitting alternatives. Because company GHG emissions data are not standardized (and are further subject to estimation error when not company-reported), the data sets the Manager must rely on may imperfectly represent companies’ true GHG emissions. Additionally, the company emissions targets that the Manager sets are based on model assumptions and estimations that carry the inherent risk associated with any modeling or estimating process.

From this universe of companies identified pursuant to the process described above, companies with perceived superior risk-adjusted returns are selected. This selection process includes cash flow, earnings and net asset value analysis combined with a strong financial profile and balance sheet. The Manager will also review a company’s corporate governance, shareholder alignment and capital allocation.

The Manager may permit its affiliate, Macquarie Investment Management Global Limited (MIMGL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Climate change investment focus risk — The Fund’s focus on securities of issuers that seek to reduce, displace and/or sequestor GHG emissions or help other to do so may affect the Fund's exposure to certain sectors or types of investments. The Fund’s relative investment performance may also be impacted depending on whether such sectors or investments are in or out of favor with the market. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, as well as on political support for certain environmental initiatives and developments affecting companies focused on sustainable energy and climate change solutions generally.

ESG risk — Using ESG criteria in the investment process may exclude certain companies for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG factors. In addition, because company GHG emissions data are not standardized (and are further subject to estimation error when not company-reported), the data sets the Fund must rely on may imperfectly represent companies’ true GHG emissions. Also, the company

Summary prospectus
Delaware Climate Solutions Fund, a series of Ivy Funds

emissions targets that the Manager sets are based on model assumptions and estimations that carry the inherent risk associated with any modeling or estimating process.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Nondiversification risk — A nondiversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified portfolio may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Concentration risk — The risk that a concentration in a particular industry will cause a portfolio to be more exposed to developments affecting that single industry or industry group than a more broadly diversified portfolio would be. A portfolio could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it may be more susceptible to economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

Energy sector risk — The investment risks associated with investing in energy securities may include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, changing demand for different types of energy, changes in methods for conserving energy, the uncertain success rates for exploration projects, tax and other governmental regulations, and other risks associated with generating or distributing energy.

Initial public offering (IPO) risk — The risk that any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, a portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a portfolio’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs also is likely to decline as a portfolio grows.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Foreign and emerging markets risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Foreign currency exchange transactions and forward foreign currency contracts risk — The risk that a portfolio’s use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) may increase the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Active management and selection risk — The risk that the securities selected by a portfolio’s management will underperform the markets, the relevant indices, or the securities selected by other portfolios with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Climate Solutions Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. Effective November 15, 2021, the Fund changed its investment strategy; subsequently, effective July 29, 2022, the Fund repositioned into a climate solutions fund. Performance prior to July 29, 2022 reflects the Fund’s former strategies; its performance may have differed if the Fund’s current strategy had been in place. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The

Summary prospectus
Delaware Climate Solutions Fund, a series of Ivy Funds

returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

As of June 30, 2023, the Fund’s Class A shares had a calendar year-to-date return of -2.72%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 38.84% for the quarter ended December 31, 2020, and its lowest quarterly return was -61.54% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years or lifetime
Class A return before taxes	33.17%	-4.41%	-2.05%
Class A return after taxes on distributions	32.65%	-4.65%	-2.18%
Class A return after taxes on distributions and sale of Fund shares	20.02%	-3.34%	-1.55%
Class C return before taxes	39.12%	-3.99%	-2.00%
Class I return before taxes	41.67%	-2.92%	-1.10%
Class R6 return before taxes (lifetime: 7/31/14-12/31/22)	41.70%	-2.89%	-5.49%
Class R return before taxes	40.90%	-3.61%	-1.74%
Class Y return before taxes	41.18%	-3.26%	-1.40%
MSCI ACWI Investable Markets Index (net) (reflects no deduction for fees or expenses)	-18.40%	4.96%	7.94%
MSCI ACWI Investable Markets Index (gross) (reflects no deduction for fees, expenses, or taxes)	-18.00%	5.48%	8.49%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Samuel Halpert	Managing Director, Chief Investment Officer — Global Natural Resources Equity	November 2021
Geoffrey King, CFA	Senior Vice President, Portfolio Manager	November 2021
Barry Gladstein, CFA	Managing Director, Head of Sustainable Investing	July 2022
Barry Klein, CFA	Senior Vice President, Portfolio Manager — Global Listed Infrastructure Securities	July 2022

Summary prospectus
Delaware Climate Solutions Fund, a series of Ivy Funds

Sub-advisor

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 534437, Pittsburgh, PA 15253-4437); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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IVSUM-IEYAX 7/23